
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Public                                       Property                                                Property   Property
Loan Id.     Cutoff        Property Name      Number     Property      Street Address    Property      State    Zip Code
             Balance                                    Description                        City

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1         $27,292,185.76 Kennedy Place       1         Multifamily      10700 E.          Denver       CO         80014
                                                                        Dartmouth Avenue
-------------------------------------------------------------------------------------------------------------------------
2         $17,686,287.89 Gateway Shopping    1         Retail-Anchored  Valley Forge &    Wayne        PA         19087
                         Center                                         East Swedes
                                                                        Ford Rd.
-------------------------------------------------------------------------------------------------------------------------
3         $16,890,000.00 Gentry's Landing    1         Mixed Use        400-440 N. 4th    St. Louis    MO         63102
                                                                        Street
-------------------------------------------------------------------------------------------------------------------------
4         $12,339,021.33 Kendall I Place     1         Office/Retail    8601 South        Kendall      FL         33143
                                                                        Dixie Highway
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5         $11,700,000.00 LAM Research        1         Office/R & D     4650 Cushing      Fremont      CA         94538
                                                                        Parkway
-------------------------------------------------------------------------------------------------------------------------
6         $10,700,000.00 Bay Plaza K Mart    1         Retail-Single    300 Baychester    Bronx        NY         10476
                                                       Tenant           Avenue
-------------------------------------------------------------------------------------------------------------------------
7         $10,299,238.58 Preferred Freezer   1         Industrial/      536 Fayette       Perth Amboy  NJ         08861
                                                       Warehouse        Street
-------------------------------------------------------------------------------------------------------------------------
8         $10,200,000.00 Rio Norte           1         Retail-Anchored  5404-5514 San     Laredo       TX         78041
                         Shopping Center                                Bernardo
-------------------------------------------------------------------------------------------------------------------------
9         $10,035,389.63 Val Mesa Medical    1         Office           100 East          Fullerton    CA         92635
                         Building                                       Valencia Mesa
                                                                        Dr.
-------------------------------------------------------------------------------------------------------------------------
10        $9,800,000.00  Lakewood Cove       1         Multifamily      1100 N. Center    Henderson    NV         89015
                         Apartments                                     St.
-------------------------------------------------------------------------------------------------------------------------
11        $9,004,859.25  Longhorn            1         Multifamily      36523 25th St.    Palmdale     CA         93550
                         Pavillion                                      East
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
12        $8,916,000.00  Cape Cod Factory    1         Factory          1 Factory         Bourne       MA         02561
                         Outlet Mall                   Outlet           Outlet Rd.
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13        $8,656,251.16  Super K Mart #7634  1         Retail-Single    1179 32nd Street  Port Huron   MI         48060
                                     Tenant
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14        $8,500,000.00  Garden Grove Plaza  1         Retail-Anchored  13802 - 13922     Garden       CA         92843
                                                                        BROOKHURST        Grove
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15        $8,395,000.00  North Creek         1         Multifamily      11401 3rd         Everett      WA         98208
                         Apartments                                     Avenue SE
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16        $7,850,184.13  Holiday Inn         1         Hotel            1850 S. Harbor    Anaheim      CA         92802
                         Maingate                                       Drive







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17        $7,850,000.00  Hunter Park         1         Office           2001, 2041,       Riverside    CA         92507
                         Office Plaza                                   2081 Iowa Avenue
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18        $7,708,582.34  Westgate            1         Multifamily      8114 Gorman       Laurel       MD         20707
                         Apartments                                     Avenue
-------------------------------------------------------------------------------------------------------------------------
19        $7,700,000.00  Malone Plaza        1         Retail-Anchored  230 W. Main St.   Malone       NY         14226
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20        $7,500,000.00  Builder's Square    1         Retail-Single    29659 W. Seven    Livonia      MI         48152
                         II                            Tenant           Mile Road
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21        $7,468,832.22  Hunter's Ridge      1         Multifamily      3733 Goldenrod    Winter Park  FL         32792
                         Apartments                                     Rd.
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22        $7,114,236.83  Blaustein Building  1         Office           Onenorth          Baltimore    MD         21201
                                                                        Charles Street
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23        $6,980,717.62  B J's Warehouse     1         Retail-Single    85 Cedar Street   Stoneham     MA         02108
                         Club                          Tenant
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24        $6,300,000.00  Woodhollow          1         Multifamily      5739 Kingsgate    Orlando      FL         32809
                         Apartments                                     Dr.
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25        $6,061,465.94  Big Curve           1         Retail-          4th Avenue and    Yuma         AZ         85364
                         Shopping Center               Unanchored       Catalina Drive
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26        $5,650,000.00  Windmill Terrace    1         Multifamily      2200 Murphy Rd.   Bedford      TX         76021
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
27        $5,625,000.00  Armand Place        1         Multifamily      2600 Skywalker    Houston      TX         77058
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
28        $5,525,851.47  Oakland Valley      1         Multifamily      2760 Patrick      Auburn       MI         48326
                         Apartments                                     Henry Drive       Hills
-------------------------------------------------------------------------------------------------------------------------
29        $5,186,927.78  West Bernardo       1         Office           16275             Rancho       CA         92127
                         Corporate Plaza                                Technology Drive  Bernardo
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30        $5,097,083.95  Cobblestone         1         Multifamily      951 Turner Road   Grapevine    TX         76051
                         Village Apartments
-------------------------------------------------------------------------------------------------------------------------
31        $5,045,636.19  Name'Office         1         Office           40 N.E. Loop      San Antonio  TX         78216
                         Building                                       #410
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32        $5,000,000.00  Goodwin Gardens     1         Multifamily      37 Fairway Dr.    Wethersfield CT         06109
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
33        $5,000,000.00  Lake George Plaza   1         Factory          Route 9           Queensbury   NY         12846
                         Outlet Center                 Outlet







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34        $4,850,000.00  North Pointe        1         Office           5700 Harper       Albuquerque  NM         87109
                         Office Plaza                                   Drive NE
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35        $4,808,737.95  The Shoppes at      1         Retail-          11400 Huguenot    Midlothian   VA         23113
                         Bellgrade                     Unanchored       Road
-------------------------------------------------------------------------------------------------------------------------
36        $4,638,013.78  Cypress Station     1         Retail-          FM 1960 & I-45    Houston      TX         77090
                         Shopping Center               Unanchored
-------------------------------------------------------------------------------------------------------------------------
37        $4,636,806.77  Sundance            1         Multifamily      131 E. 31St.      Tulsa        OK         74105
                         Apartments                                     Place
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38        $4,617,925.32  Riggs Plaza         1         Retail-          2065-2101         Langley      MD         20783
                                                       Unanchored       University Blvd.  Park
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39        $4,547,928.53  Emmett Street &     1         Multifamily      Emmett St. &      Bristol      CT         06010
                         Redstone Hill Road                             Redstone Hill
                                                                        Rd.
-------------------------------------------------------------------------------------------------------------------------
40        $4,544,199.28  Shadow Valley       1         Multifamily      5650 Grissom Rd.  Leon Valley  TX         78238
                         Apartments
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41        $4,512,123.62  Casa Devon          1         Multifamily      11250 SW 197th    Miami        FL         33157
                         Apartments                                     St.
-------------------------------------------------------------------------------------------------------------------------
42        $4,475,000.00  Silvergate          1         Congregate       420 Elbrook       Fallbrook    CA         92028
                         Fallbrook                     Care             Drive
                         Retirement
                         Residence
-------------------------------------------------------------------------------------------------------------------------
43        $4,396,286.02  Inter American      1         Industrial/      3750 NW 49th,     Hialeah      FL         33142
                         Transport                     Warehouse        3500-3690 NW 62
                         Equipment Co.                                  St.
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44        $4,154,647.02  Midway Mills        1         Retail-          2650 Midway Road  Carrollton   TX         75006
                         Shopping Center               Unanchored
-------------------------------------------------------------------------------------------------------------------------
45        $4,097,464.66  Desert Shadows      1         Multifamily      550 Heimer Road   San Antonio  TX         78232
                         Apartments
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46        $3,681,789.29  Cabana Club         1         Multifamily      19701 & 19801     Miami        FL         33151
                         Apartments                                     SW 110th Court
-------------------------------------------------------------------------------------------------------------------------
47        $3,437,950.09  Whispering Hills    1         Multifamily      13658 O'Connor    San Antonio  TX         78233
                         Apartments                                     Road
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48        $3,416,000.00  Denver Sports       1         Retail-Single    9219 N.           Westminster  CO         80030
                                                       Tenant           Sheridan Blvd.
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49        $3,397,081.60  Promenade           1         Retail-          Airline &         Corpus       TX         78412
                         Shopping Center               Unanchored       McArdle Road      Christie







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50        $3,250,000.00  Dulles Square       1         Retail-          2207-22267 Shaw   Sterling     VA         20166
                         Shopping Center               Unanchored       Rd.
-------------------------------------------------------------------------------------------------------------------------
51        $3,240,000.00  Somerset Place      1         Multifamily      2020 36th Street  Texas City   TX         77590
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
52        $3,200,000.00  95 Office Park      1         Office           1801 - 1901       Landover     MD         20785
                                                                        Brightseat Road
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53        $3,200,000.00  Frankford Center    1         Retail-          18110 Midway Rd.  Dallas       TX         75287
                                   Unanchored
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54        $3,200,000.00  ICN                 1         Industrial       13 Mountainview   Orangeburg   NY
                         Pharmaceuticals                                Ave.
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55        $3,172,106.13  Lindell Court       1         Multifamily      2808 S.           Spokane      WA         99204
                         Apartments                                     Assembly Rd.
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56        $3,139,627.96  The Delphax         1         Office/R & D     5 Campanelli      Canton       MA         02021
                         Building                                       Circle
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57        $3,100,000.00  The Phoenix         1         Retail-Single    5665 W. Bell Rd.  Glendale     AZ         85308
                         Sports Building               Tenant
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58        $2,884,949.76  New Grand Hotel     1         Multifamily      7 EAST 400        Salt Lake    UT         84111
                                                                        South St.         City
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59        $2,875,000.00  East Hills          1         Retail-Anchored  2641, 2651,       Bakersfield  CA         93306
                         Village Shopping                               2871 Oswell St.
                         Cente
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60        $2,792,513.50  Rosedale Towers     1         Office           1700 West         Roseville    MN         55113
                         Office Building                                Highway 36
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61        $2,726,905.48  Western Hills       1         Multifamily      370 Hickory Lane  Westland     MI         48185
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
62        $2,697,612.50  Dillon Factory      1         Factory          781 Anamone       Dillon       CO         80435
                         Stores                        Outlet           Trail
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63        $2,625,000.00  Lafayette           1         Office/          1970-90           West St.     MN         55077
                         Business Center               Warehouse        Christensen Ave.  Paul
-------------------------------------------------------------------------------------------------------------------------
64        $2,525,000.00  Wyngate Medical     1         Office           5602 - 5654       Bethesda     MD         20814
                         Park                                           Shields Dr.
-------------------------------------------------------------------------------------------------------------------------
65        $2,509,778.41  University          1         Office           2121A, B & C      Davis        CA         95616
                         Business Center                                Second
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66        $2,500,000.00  Lucas Creek         1         Multifamily      870 Lucas Creek   Newport      VA         23608
                         Apartments                                     Rd.               News







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67        $2,430,685.16  Fox Creek           1         Multifamily      1910 S. Josey     Carrollton   TX         75006
                         Apartments                                     Lane
-------------------------------------------------------------------------------------------------------------------------
68        $2,400,000.00  Spring Hill         1         Multifamily      110-165 N.        Ringgold     GA         30736
                         Apartments I & II                              Guyler St.
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68        $2,400,000.00  East Ridge          2         Multifamily      5320-26 Clemons   East Ridge   TN         37412
                         Village                                        Rd.
                         Apartments I & II
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69        $2,351,762.20  Forest Place        1         Multifamily      7618 Forest       Orlando      FL         32810
                         Apartments                                     City Rd.
-------------------------------------------------------------------------------------------------------------------------
70        $2,312,132.64  Mulberry Row        1         Multifamily      2718 Packard Rd.  Ann Arbor    MI         48104
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
71        $2,250,000.00  Brentwood Terrace   1         Multifamily      311 S.            Euless       TX         76040
                         Apartments                                     Industrial Blvd.
-------------------------------------------------------------------------------------------------------------------------
72        $2,241,406.62  580 Cottage Grove   1         Office           580 Cottage       Bloomfield   CT         06002
                         Road                                           Grove Rd.
-------------------------------------------------------------------------------------------------------------------------
73        $2,187,929.86  Sedgefield          1         Multifamily      2500 N. Semoran   Winter Park  FL         32792
                         Apartments                                     Blvd.
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74        $2,111,250.70  Bullock Habersham   1         Multifamily      3247-3285         East Point   GA         30344
                         Apartments                                     Washington Rd.
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75        $2,100,000.00  North               1         Retail-          18749 Frederick   Gaithersburg MD         20879
                         Gaithersburg                  Unanchored       Avenue
                         Shopping Center
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76        $1,989,559.26  OSO Grande Mobile   1         Mobile Home      399 E. Bear       Glenn        TX         75115
                         Home Village                  Park             Creek             Heights
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77        $1,950,000.00  Flamingo Pecos      1         Office           3430 E.           Las Vegas    NV         89121
                         Plaza                                          Flamingo Rd.
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78        $1,946,617.04  San Pedro Place     1         Retail-          431 - 459         San Antonio  TX         78216
                         Shopping Center               Unanchored       McCarty Rd.
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79        $1,925,000.00  South Post Oak      1         Industrial/      11300 - 11328     Houston      TX         77035
                         Service Center                Warehouse        S. Post Oak
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80        $1,900,000.00  Central Avenue      1         Industrial/      2076 - 2088       Irwindale    CA         91010
                         Industrial Park               Warehouse        Central Avenue
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81        $1,850,000.00  Hammond Street      1         Multifamily      2026 South        Tempe        AZ         85252
                         Apartments                                     Hammond St.







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82        $1,837,844.63  Rosenberg           1         Multifamily      306 Mendocino     Santa Rosa   CA         95403
                         Building                                       Ave.
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
83        $1,800,000.00  Wicklow Apartments  1         Multifamily      700 S. Wicklow    Stillwater   OK         74074
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84        $1,770,466.42  5300 Harbor Street  1         Industrial/      5300 Harbor St.   Commerce     CA         90040
                                    Warehouse
-------------------------------------------------------------------------------------------------------------------------
85        $1,760,000.00  Cedar Square        1         Retail-Anchored  618-648 Cedar     Duncanville  TX         75137
                         Shopping Center                                Ridge Rd.&
                                                                        702-750
                                                                        Wheatland Rd.
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86        $1,745,248.39  Ames Department     1         Retail-Single    12511 Edinboro    Washington   PA         16412
                         Store                         Tenant           Road              Township
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87        $1,729,605.00  Water's Edge        1         Multifamily      22710 Waters      Land O'      FL         34639
                         Apartments                                     Edge Blvd.        Lakes
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88        $1,719,808.52  The Townhouse       1         Multifamily      3155 East         Colorado     CO         80910
                         Apartments                                     Fountain Blvd.    Springs
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89        $1,698,449.91  Champlain           1         Multifamily      8001-8024         Kansas City  MO         64131
                         Apartments                                     Campbell St.
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90        $1,647,300.51  2603 Oaklawn        1         Office           2603 Oaklawn      Dallas       TX         75219
                         Office                                         Avenue
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91        $1,642,844.47  Carriage Green      1         Multifamily      4525 W. Main      Kalamazoo    MI         49007
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
92        $1,600,000.00  Stafford Station    1         Office/Retail    120 Stafford      Worcester    MA         01603
                                                                        Street
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93        $1,540,052.86  Shoppes at          1         Retail-          6500 Market       Gloucester   VA         23061
                         Gloucester                    Unanchored       Drive
-------------------------------------------------------------------------------------------------------------------------
94        $1,511,000.00  Crosby Green        1         Multifamily      3529 Crosby       Baytown      TX         77520
                         Apartments                                     Cedar Bayou
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95        $1,500,000.00  Wavertree           1         Multifamily      25 & 51 S.        Flagstaff    AZ         86001
                         Apartments                                     Maricopa
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96        $1,429,949.26  Riverview           1         Multifamily      1325 South 77     Harlingen    TX         78550
                         Apartments                                     Sunshine Strip
-------------------------------------------------------------------------------------------------------------------------
96        $1,429,949.26  Riverview           2         Office           1325 South 77     Harlingen    TX         78550
                         Professional                                   Sunshine Strip
                         Building
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97        $1,396,336.84  Plainfield Realty   1         Multifamily      501-515 W. 7th    Plainfield   NJ         07601
                                                                        St.







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98        $1,386,368.95  Lincoln Plaza       1         Office           7125 E. Lincoln   Scottsdale   AZ         85253
                         Medical Center                                 Drive
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99        $1,381,801.21  Office Depot        1         Retail-Anchored  4550-4650 Lake    Lake Worth   FL         33463
                                                                        Worth Road
-------------------------------------------------------------------------------------------------------------------------
100       $1,348,815.76  Callahan Plaza      1         Retail-Anchored  SWC S.R.200       Callahan     FL         32011
                                                                        (A1A) &
                                                                        Stratton Rd.
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101       $1,343,160.14  Precision Metal     1         Industrial/      850 Bradley Ave.  El Cajon     CA         92020
                         Products                      Warehouse
-------------------------------------------------------------------------------------------------------------------------
102       $1,309,043.60  Frank's Nursery &   1         Retail-Single    2050 Telegraph    Bloomfield   MI         48302
                         Craft Store #277              Tenant           Square Lake Rd.
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103       $1,300,000.00  228 River Street    1         Multifamily      228 River Street  Hackensack   NJ         07601
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104       $1,294,871.06  Frank's Nursery &   1         Retail-Single    116 Brick Blvd.   Bricktown    NJ         08723
                         Craft Store #626              Tenant
-------------------------------------------------------------------------------------------------------------------------
105       $1,273,664.59  Franklin School     1         Multifamily      813 2nd Ave.      Great Falls  MT         59404
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
106       $1,250,000.00  North Georgia       1         Mini-Warehouse   HWY 41            Ringgold     GA         30736
                         Business Center
-------------------------------------------------------------------------------------------------------------------------
106       $1,250,000.00  Direct Connection   2         Mini-Warehouse   6825,6827,6829,683Rossville    GA         30756
                         Drive Business                                 Direct
                         Center                                         Connection Dr.
-------------------------------------------------------------------------------------------------------------------------
107       $1,250,000.00  Westridge           1         Multifamily      330 S. Beck Ave.  Tempe        AZ         85281
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
108       $1,248,637.83  12222 Moorpark      1         Multifamily      12222 Moorpark    Studio City  CA         91604
-------------------------------------------------------------------------------------------------------------------------
109       $1,245,452.34  Somerset            1         Multifamily      4402 Glasscock    Harlingen    TX         78550
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
110       $1,208,888.55  Town Center Plaza   1         Office           5295 Town         Boca Raton   FL         33486
                                                                        Center Rd.
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111       $1,159,333.99  Deer Creek          1         Multifamily      3550 St.          Dallas       TX         75228
                         Apartments                                     Francis Ave.
-------------------------------------------------------------------------------------------------------------------------
112       $1,100,000.00  Mt. Airy Manor      1         Multifamily      315 E. Mt. Airy   Philadelphia PA         19119
                         Apartments                                     Ave.
-------------------------------------------------------------------------------------------------------------------------
113       $1,099,380.11  Applegate Trail     1         Multifamily      4520 Bristol      Klamath      OR         97603
                         Apartments                                     Ave.              Falls







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114       $1,057,272.21  Plaza Farms         1         Multifamily      6840 & 6860       Wheatfield   NY         14301
                         Apartments                                     PLaza Dr.
-------------------------------------------------------------------------------------------------------------------------
114       $1,057,272.21  Zito Apartments     2         Multifamily      9049 Zito St.     Niagara      NY         14304
                                                                                        Falls
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114       $1,057,272.21  Washington Street   3         Multifamily      4535-47 &         Lewiston     NY         14092
                         Development                                    4549-65
                                                                        Washington Dr.
-------------------------------------------------------------------------------------------------------------------------
115       $1,048,226.48  Williams Group      1         Office/          3211 University   Albuquerque  NM         87106
                         Office / Warehouse            Warehouse        Blvd., SE
-------------------------------------------------------------------------------------------------------------------------
116       $1,046,179.97  Buckingham          1         Multifamily      1601 Haverford    Harlingen    TX         78552
                         Apartments                                     Place
-------------------------------------------------------------------------------------------------------------------------
117       $1,028,158.72  Raleigh Square      1         Multifamily      4500 Cherry       Oklahoma     OK         73135
                         Apartments                                     Hill Lane         City
-------------------------------------------------------------------------------------------------------------------------
118       $1,000,000.00  Mountain Shadow     1         Multifamily      2527 Ferndale     Helena       MT         59601
                         Apartments                                     Lane
-------------------------------------------------------------------------------------------------------------------------
119       $997,321.82    Colonial            1         Multifamily      900 N. Durham     Houston      TX         77007
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
120       $995,758.04    Village             1         Retail-          11618 - 11672     Orlando      FL         32807
                         Marketplace of                Unanchored       East Colonal
                         Union Park                                     Drive
-------------------------------------------------------------------------------------------------------------------------
121       $978,436.67    Kendall Plaza       1         Retail-          13740 SW 84th     Miami        FL         33183
                         Shopping Center               Unanchored       St.
-------------------------------------------------------------------------------------------------------------------------
122       $950,000.00    Century Mobile      1         Mobile Home      1700 South        Alamosa      CO         81101
                         Home Park                     Park             State Ave.
-------------------------------------------------------------------------------------------------------------------------
123       $942,434.67    Hy-Vee Shopping     1         Retail-Anchored  S. 20th St. at    New Ulm      MN         56073
                         Center                                         Broadway
-------------------------------------------------------------------------------------------------------------------------
124       $941,334.10    Frank's Nursery &   1         Retail-Single    1800 Highway 36   Roseville    MN         55113
                         Craft Store #65               Tenant
-------------------------------------------------------------------------------------------------------------------------
125       $935,000.00    ETI Center          1         Industrial/      149 & 153 East    West St.     MN         55118
                                                       Warehouse        Thompson Ave.     Paul
-------------------------------------------------------------------------------------------------------------------------
126       $930,000.00    8801-8811 Castner   1         Industrial/      8801 - 8811       El Paso      TX         79907
                         Drive                         Warehouse        Casther Dr.
-------------------------------------------------------------------------------------------------------------------------
127       $897,545.31    Garden Gate         1         Multifamily      200 West Union    Irving       TX         75061
                         Apartments                                     Bower Rd.






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128       $895,351.06    Frank's Nursery &   1         Retail-Single    8040 Glen Lane    Eden         MN         55344
                         Craft Srore #244              Tenant                           Prairie
-------------------------------------------------------------------------------------------------------------------------
129       $847,546.90    Westview Gardens    1         Multifamily      6804 Westview     Houston      TX         77055
                         Apartments
-------------------------------------------------------------------------------------------------------------------------
130       $835,695.35    Frank's Nursery &   1         Retail-Single    1360 Duckwood     Eagan        MN         55123
                         Craft Store #245              Tenant           Dr.
-------------------------------------------------------------------------------------------------------------------------
131       $812,787.42    Southern Hills      1         Multifamily      407 West Galaxy   Sapulpa      OK         74066
                         Apartments                                     Rd.
-------------------------------------------------------------------------------------------------------------------------
131       $812,787.42    Wood Haven          2         Multifamily      919 South         Sapulpa      OK         74066
                         Apartments                                     Mission
-------------------------------------------------------------------------------------------------------------------------
132       $800,000.00    Berneta Bivins      1         Office           701 Park Place    Amarillo     TX         79101
                         Office Building
-------------------------------------------------------------------------------------------------------------------------
133       $750,000.00    2125 West Spur -    1         Office/          2125 West Spur    Grand        TX         75053
                         HWY 303                       Warehouse        HWY 303           Prairie
-------------------------------------------------------------------------------------------------------------------------
134       $715,113.70    Frank's Nursery &   1         Retail-Single    5738 Beckley Rd.  Battle       MI         49815
                         Crafts Store #168             Tenant                           Creek
-------------------------------------------------------------------------------------------------------------------------
135       $674,768.09    Frank's Nursery &   1         Retail-Single    2450 28th St. SE  Grand        MI         49505
                         Crafts Store #25              Tenant                           Rapids
-------------------------------------------------------------------------------------------------------------------------
136       $620,000.00    43rd Place          1         Industrial/Ware  3770 - 3782 E.    Tucson       AZ         85717
                         Industrial                    house            43rd Place
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